iShares®

iShares Trust

Supplement dated August 22, 2016

to the Summary Prospectus dated June 27, 2016 (as revised July 25, 2016), Prospectus dated June 13, 2016 (as revised July 25, 2016) and the Statement of Additional Information dated June 13, 2016 (as revised August 1, 2016) (the “SAI”) for the iShares MSCI EAFE ESG Select ETF (ESGD) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on August 22, 2016:

	Current	New
Fund Name	iShares MSCI EAFE ESG Select ETF	iShares MSCI EAFE ESG Optimized ETF
Underlying Index	MSCI EAFE ESG Select Index	MSCI EAFE ESG Focus Index
Investment Objective	The iShares MSCI EAFE ESG Select ETF seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics as identified by the index provider.	The iShares MSCI EAFE ESG Optimized ETF seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
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